Exhibit 10(xvi)

                             STOCK OPTION AGREEMENT

     This Stock Option Agreement ("Stock Option Agreement") is granted effective this 7th day of February 2005 by Diversified Financial Resources Corp. (the "Company") to A. Franklin Adams, a consultant of the Company ("Optionee") and a Utah resident.

                                    PREMISES

     A. The Company has received valuable services from Optionee in the past and desires to compensate Optionee for these services by issuing Optionee an option (the "Option") to purchase a total of One Hundred Million Thirty Six Thousand (136,000,000), shares of the Company's common stock with an option price of 85% of market price per share on the date of exercise under the existing benefit plan at time of grant, which shares have been issued pursuant to a Form S-8 under the Securities Act of 1933 as amended ("Form S-8").

     B. The exercise price of the Common Stock issuable on exercise of the options at the date of this grant shall be 85% of market price per share.

     C. These Options are being granted pursuant to the Stock Option Plan, which is incorporated herein by this reference.

     Optionee may not exercise a number of Options which would convert into more than 9.9% of the Company's issued and outstanding shares of common stock inclusive of other derivative securities held in the Company and any shares of common stock held in the Company.
                                      GRANT

     1.     Grant  of  Options.  The  Company hereby irrevocably grants Optionee
            -------------------
the right and option ("Option") to purchase all of the above described One Hundred Million Thirty Six Thousand (136,000,000) shares of Common Stock, on the terms and conditions set forth herein and subject to the provisions of the Stock Option Plan in exchange for services provided by Employee to the Company.

     2.     Term  of Option.  This Option may be exercised, in whole or in part,
            ---------------
at any time but before one (1) Year has elapsed from the date of this Option. All rights to exercise this option end with the termination of employment with the Company, for any reason and by any party.

     3.     Method  of  Exercising.  This  Option may be exercised in accordance
            ----------------------
with all the terms and conditions set forth in this Option and the Stock Option Plan, by delivery of a notice of exercise a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, setting forth the number of Options along with a signed letter of instruction to the stock broker Optionee will employ in selling the shares indicating that the specified exercise price shall be paid within 10 days of the sale or as otherwise specified at the time of exercise optionee may exercise

4.     Optionee  Not  an  Affiliate.  Optionee  hereby  represents, warrants and
       ----------------------------
covenants that he is not an affiliate of the Company as that term is defined in Rule 144(a)(1) under the Securities Act of 1933.


     5.     Availability of Shares.  During the term of this Option, the Company
            ----------------------
shall reserve for issuance the number of shares of Common Stock required to satisfy this Option.

     6.     Adjustments  to  Number  of  Shares.  The number of shares of Common
            -----------------------------------
Stock subject to this Option shall be adjusted to take into account any stock splits, stock dividends, recapitalization of the Common Stock as provided in the Stock Option Plan.

     7.     Limitation  on  Exercise.  If the board of directors of the Company,
            ------------------------
in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

     8.     Restrictions  on Transfer.  The Option has not been registered under
            -------------------------
the Securities Act of 1933, as amended (the "Securities Act"), or any state securities statutes. The shares of Common Stock issuable on exercise of the Option will be qualified for registration under a Form S-8 Registration
Statement  filed  with  the  Securities  and  Exchange  Commission.

     9.     Record  Owner.  The  Company  may  deem the Optionee as the absolute
            -------------
owner of this Option for all purposes. This Option is exercisable only by the Optionee, or by the Optionee's duly designated appointed representative. This Option is not assignable.

     10.     Shareholder's  Rights.  The  Optionee shall have shareholder rights
             ---------------------
with respect to the Option shares only when Optionee has exercised this Option to purchase those shares and provided the Company with the letter of instruction specified in Section 4 of this Option.

     11.     Validity  and  Construction.  The validity and construction of this
             ---------------------------
Agreement  shall  be  governed  by  the  laws  of  the  State  of  Deleware.

     IN WITNESS WHEREOF, the below signatures evidence the execution of this Option by the parties on the date first appearing herein.

OPTIONEE                              Diversified  Financial  Resources  Corp


__/s/  A.  Franklin  Adams______                    _/s/ John Chapman___________
A.  Franklin  Adams,  Optionee                          John  Chapman, President